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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 29, 2004


                 CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2004, providing for the issuance of the CWALT, INC., Alternative Loan Trust 2004-1T1, Mortgage Pass-Through Certificates, Series 2004-1T1).


                                  CWALT, INC.
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                     333-110343                95-4449516
----------------------------      ---------------        ---------------------
(State of Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)




                4500 Park Granada
               Calabasas, California                    91302
            ----------------------------          ------------------
               (Address of Principal                  (Zip Code)
                 Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-1T1, GOLDMAN, SACHS & CO. ("GOLDMAN"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "GOLDMAN Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-1T1, COUNTRYWIDE SECURITIES CORPORATION ("CSC") has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided GOLDMAN and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the GOLDMAN Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The GOLDMAN Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated January 29, 2004. The CSC Computational Materials, listed as
Exhibit 99.2 hereto, are filed on Form SE dated January 29, 2004.


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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 26, 2004 and the prospectus supplement dated January 26, 2004, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-1T1.


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

  99.1     GOLDMAN Computational Materials filed on Form SE dated
           January 29, 2004

  99.2     CSC Computational Materials filed on Form SE dated
           January 29, 2004


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                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWALT, INC.



                                    By: /s/ Darren Bigby
                                        ----------------------
                                    Darren Bigby
                                    Vice President


Dated:  January 29, 2004


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                                 Exhibit Index
                                 -------------


Exhibit                                                                 Page
-------                                                                 ----

99.1     GOLDMAN Computational Materials filed on Form SE dated
         January 29, 2004.                                                 6
99.2     CSC Computational Materials filed on Form SE dated
         January 29, 2004.                                                 7

                                 EXHIBIT 99.1
                                 ------------

    GOLDMAN Computational Materials filed on Form SE dated January 29, 2004.

                                 EXHIBIT 99.2
                                 ------------

     CSC Computational Materials filed on Form SE dated January 29, 2004.


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